UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2009 (November 3, 2009)

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49802	93-0816972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices, including zip code)

(408) 540-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On November 3, 2009, Netflix, Inc. issued a press release announcing the pricing of its offering of $200.0 million aggregate principal amount of its 8.50% Senior Notes due 2017. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Netflix, Inc. on November 3, 2009, announcing pricing of its 8.50% Senior Notes due 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: November 3, 2009	By:	/S/ BARRY MCCARTHY
Barry McCarthy
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by Netflix, Inc. on November 3, 2009, announcing pricing of its 8.50% Senior Notes due 2017.